Batterymarch U.S. Small Capitalization Equity Portfolio

     Supplement to the Institutional Class and Financial Intermediary Class
                         Prospectus dated August 1, 2003


Batterymarch U.S. Small Capitalization Equity Portfolio will close to new investors effective February 27, 2004. The Portfolio will remain open to additional investments by existing investors. However, shareholders in other Legg Mason funds who do not already hold shares in the Portfolio will not be permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested unless a shareholder has elected otherwise.

 The closing does not restrict shareholders from selling shares of the Portfolio.


  This Supplement should be retained with your Prospectus for future reference.

                                     This Supplement is dated February 23, 2004.